Exhibit 28 (h)(37) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

SCHEDULE 1

TO SECOND AMENDED AND RESTATED SERVICES AGREEMENT

(revised 12/1/2019)

The following lists the Funds and Shares subject to the Second Amended and Restated Services Agreement (“Agreement”) which have the ability to charge the maximum 0.25% Service Fee payable by the Funds pursuant to the Agreement.

FEDERATED ADJUSTABLE RATE SECURITIES FUND	Institutional Shares
Service Shares

FEDERATED ADVISER SERIES
Federated Emerging Markets Equity Fund	Class A Shares
Class C Shares
Institutional Shares
Federated Hermes Absolute Credit Fund	Class A Shares
Class C Shares
Institutional Shares
Federated Hermes Global Equity Fund	Class A Shares
Class C Shares
Institutional Shares
Federated Hermes Global Small Cap Fund	Class A Shares
Class C Shares
Institutional Shares
Federated Hermes International Equity Fund	Class A Shares
Class C Shares
Institutional Shares
Federated Hermes SDG Engagement Equity Fund	Class A Shares
Class C Shares
Institutional Shares
Federated Hermes SDG Engagement High Yield Credit Fund	Class A Shares
Class C Shares
Institutional Shares
Federated Hermes Unconstrained Credit Fund	Class A Shares
Class C Shares
Institutional Shares
Federated International Equity Fund	Class A Shares
Class C Shares
Institutional Shares
Federated International Growth Fund	Class A Shares
Class C Shares
Institutional Shares

Federated MDT Large Cap Value Fund	Service Shares
Class A Shares
Class C Shares
Class T Shares

FEDERATED EQUITY FUNDS
Federated Clover Small Value Fund	Class A Shares
Class C Shares
Class T Shares
Federated Global Strategic Value Dividend Fund	Class A Shares
Class C Shares
Federated International Strategic Value Dividend Fund	Class A Shares
Class C Shares
Class T Shares
Federated Kaufmann Fund	Class A Shares
Class C Shares
Class R Shares
Class T Shares
Federated Kaufmann Large Cap Fund	Class A Shares
Class C Shares
Class T Shares
Federated Kaufmann Small Cap Fund	Class A Shares
Class C Shares
Class T Shares
Federated MDT Mid Cap Growth Fund	Class A Shares
Class C Shares
Class T Shares
Federated Prudent Bear Fund	Class A Shares
Class C Shares
Class T Shares
Federated Strategic Value Dividend Fund	Class A Shares
Class C Shares
Class T Shares

FEDERATED EQUITY INCOME FUND, INC.	Class A Shares
Class C Shares
Class F Shares
Class T Shares
FEDERATED FIXED INCOME SECURITIES, INC.
Federated Municipal Ultrashort Fund	Class A Shares

Federated Strategic Income Fund	Class A Shares
Class C Shares
Class F Shares
Class T Shares

FEDERATED GLOBAL ALLOCATION FUND	Class A Shares
Class C Shares
Class T Shares

FEDERATED GOVERNMENT INCOME SECURITIES, INC.	Class A Shares
Class C Shares
Class F Shares
Class T Shares

FEDERATED GOVERNMENT INCOME TRUST
Federated Government Income Trust	Institutional Shares
Service Shares

FEDERATED HIGH INCOME BOND FUND, INC.	Class A Shares
Class C Shares
Class T Shares
FEDERATED HIGH YIELD TRUST
Federated High Yield Trust	Service Shares
Class A Shares
Class C Shares
Class T Shares
Federated Equity Advantage Fund	Class A Shares
FEDERATED INCOME SECURITIES TRUST
Federated Capital Income Fund	Class A Shares
Class C Shares
Class F Shares
Class T Shares
Federated Floating Rate Strategic Income Fund	Class A Shares
Class C Shares
Federated Fund for U.S. Government Securities	Class A Shares
Class C Shares
Class T Shares
Federated Intermediate Corporate Bond Fund	Institutional Shares
Service Shares
Federated Muni and Stock Advantage Fund	Class A Shares
Class C Shares
Class F Shares
Class T Shares
Federated Real Return Bond Fund	Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund	Class A Shares
Service Shares

FEDERATED INDEX TRUST
Federated Max-Cap Index Fund	Class C Shares
Institutional Shares
Service Shares
Federated Mid-Cap Index Fund	Service Shares

FEDERATED INSTITUTIONAL TRUST
Federated Government Ultrashort Duration Fund	Class A Shares
Service Shares
Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund	Class A Shares
Service Shares

FEDERATED INSURANCE SERIES
Federated Fund for US Government Securities II
Federated High Income Bond Fund II	Primary Shares
Service Shares
Federated Kaufmann Fund II	Primary Shares
Service Shares
Federated Managed Volatility Fund II
Federated Government Money Fund II	Primary Shares
Service Shares

FEDERATED INTERNATIONAL SERIES, INC.
Federated Global Total Return Bond Fund	Class A Shares
Class C Shares

FEDERATED INVESTMENT SERIES FUNDS, INC.
Federated Bond Fund	Class A Shares
Class C Shares
Class F Shares
Class T Shares
FEDERATED MDT SERIES
Federated MDT All Cap Core Fund	Class A Shares
Class C Shares
Class T Shares
Federated MDT Large Cap Growth Fund	Class A Shares
Class C Shares
Class T Shares
Federated MDT Small Cap Core Fund	Class A Shares
Class C Shares
Class T Shares
Federated MDT Small Cap Growth Fund	Class A Shares
Class C Shares
Class T Shares
Federated MDT Balanced Fund	Class A Shares
Class C Shares
Class T Shares

FEDERATED MUNICIPAL BOND FUND, INC.	Class A Shares
Class C Shares
Class F Shares
Class T Shares
Institutional Shares
FEDERATED MUNICIPAL SECURITIES INCOME TRUST
Federated Michigan Intermediate Municipal Trust	Class A Shares
Federated Municipal High Yield Advantage Fund	Class A Shares
Class C Shares
Class F Shares
Class T Shares
Federated Ohio Municipal Income Fund	Class A Shares
Class F Shares
Federated Pennsylvania Municipal Income Fund	Class A Shares
Class A Shares
Class T Shares

FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST	Class A Shares
Institutional Shares
Service Shares

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND	Service Shares

FEDERATED TOTAL RETURN SERIES, INC.
Federated Select Total Return Bond Fund (formerly Federated Mortgage Fund)	Institutional Shares
Service Shares

Federated Total Return Bond Fund	Class A Shares
Class C Shares
Service Shares
Class T Shares
Federated Ultrashort Bond Fund	Class A Shares
Institutional Shares
Service Shares

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS	Institutional Shares
Service Shares

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS	Institutional Shares
Service Shares

FEDERATED WORLD INVESTMENT SERIES, INC.
Federated Emerging Market Debt Fund	Class A Shares
Class C Shares

Federated International Leaders Fund	Class A Shares
Class C Shares
Class T Shares
Federated International Small-Mid Company Fund	Class A Shares
Class C Shares
Class T Shares
INTERMEDIATE MUNICIPAL TRUST
Federated Intermediate Municipal Trust	Institutional Shares

MONEY MARKET OBLIGATIONS TRUST
Federated California Municipal Cash Trust	Capital Shares
Cash II Shares
Cash Series Shares
Wealth Shares
Service Shares
Federated Capital Reserves Fund
Federated Georgia Municipal Cash Trust
Federated Government Obligations Fund	Advisor Shares
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Select Shares
Service Shares
Trust Shares
Federated Government Obligations Tax-Managed Fund	Automated Shares
Institutional Shares
Service Shares
Federated Government Reserves Fund	Class A Shares
Class C Shares
Class F Shares
Class P Shares
Federated Massachusetts Municipal Cash Trust	Cash Series Shares
Service Shares

Federated Institutional Money Market Management	Capital Shares
Eagle Shares
Institutional Shares
Service Shares
Federated Municipal Obligations Fund	Automated Shares
Capital Shares
Cash II Shares
Cash Series Shares
Wealth Shares
Investment Shares
Service Shares
Federated New York Municipal Cash Trust	Cash II Shares
Cash Series Shares
Service Shares
Wealth Shares
Federated Pennsylvania Municipal Cash Trust	Cash Series Shares
Wealth Shares
Service Shares
Federated Prime Cash Obligations Fund	Advisor Shares
Automated Shares
Capital Shares
Cash II Shares
Cash Series Shares
Class R Shares
Wealth Shares
Service Shares
Trust Shares
Federated Institutional Prime Obligations Fund	Capital Shares
Institutional Shares
Service Shares
Federated Institutional Prime Value Obligations Fund	Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free Obligations Fund	Advisor Shares
Service Shares
Wealth Shares
Federated Institutional Tax-Free Cash Trust	Institutional Shares
Premier Shares
Federated Treasury Obligations Fund	Automated Shares
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for U.S. Treasury Obligations	Cash II Shares
Cash Series Shares
Institutional Shares
Federated U.S. Treasury Cash Reserves	Institutional Shares
Service Shares
Federated Virginia Municipal Cash Trust	Cash Series Shares
Service Shares